Exhibit 32.2

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to Annual Report on Form 40-F of Enterra Energy Trust for the period ended December 31, 2005 I, Victor Roskey, Senior VP Finance & Administration and Interim Chief Financial Officer of the issuer, certify that:

1.

The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: August 24, 2006	By:	Signed “Victor Roskey” Victor Roskey Senior VP Finance & Administration and Interim Chief Financial Officer

This certification accompanies the annual report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the issuer for purposes of Section 18 of the Securities Exchange Act of 1934.